UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 7, 2008
(Date of earliest event reported)
______________

ZUMIEZ INC.
(Exact name of registrant as specified in its charter)
______________

Washington
(State or other jurisdiction of incorporation)

000-51300	91-1040022
(Commission File Number)	(IRS Employer Identification No.)
6300 Merrill Creek Parkway, Suite B, Everett, Washington	98203
(Address of Principal Executive Offices)	(Zip Code)
(425) 551-1500
Registrant�s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

          On January 7, 2008, Zumiez Inc. issued a press release (the "Press Release"), a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated hereinby this reference.

          In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed "Filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities
Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

                    99.1.     Press Release of Zumiez Inc., dated January 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.
(Registrant)
Date:	January 7, 2008	By:	/s/ Richard M. Brooks
			Name:	Richard M. Brooks
			Title:	President and Chief Executive Officer